UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2025

RANGE IMPACT, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53832	75-3268988
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Park Avenue, Suite 400
Cleveland, Ohio	44122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 304-6556

Not Applicable

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock	RNGE	OTC Markets

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 31, 2025, Range Sky View Land LLC (“Range Sky”), a wholly-owned subsidiary of Range Impact, Inc. (the “Company”), entered into a Purchase and Sale Agreement (“Purchase Agreement”) with AppleAtcha Land, LLC (“AppleAtcha”) and WV Reclaim Co, LLC (“Reclaim,” and collectively with AppleAtcha, the “Sellers”) pursuant to which Range Sky agreed to purchase and assume, among other things: (i) approximately 120,000 acres of real property interests located in Clay and Nicholas Counties, West Virginia, associated with the Fola Mining Complex, one of the largest mining complexes in Appalachia (the “Fola Mine Complex”), including surface land and mineral interest owned by Sellers; (ii) certain real property agreements, including surface leases and solar leases, associated with the Fola Mine Complex; (iii) certain coal royalty and overriding royalty agreements associated with the Fola Mine Complex; (iv) certain equipment and other personal property located at the Fola Mine Complex; (v) related accounts receivable owing to Sellers; and (vi) to the extent transferrable and subject to all required governmental approvals, fifteen (15) permits associated with the Fola Mine Complex ((i) through (vi) collectively, the “Purchased Assets”) in exchange for $2,958,516 (“Purchase Consideration”) comprised of (a) certain assumed liabilities relating to the Purchased Assets and (b) a credit against the amounts owed by Sellers to Range and its subsidiaries for the provision of various reclamation, mining and security services provided at the Fola Mine Complex. The Purchase Agreement contains terms, conditions, covenants, indemnification provisions, and representations and warranties from each of the respective parties that are customary and typical for a transaction of this nature.

AppleAtcha is a wholly-owned subsidiary of Fola Landholding, LLC (“Fola Holding”). Fola Holding is 80%-owned by Tower IV, LLC, an investment entity 100%-owned by the immediate family of Joseph E. LoConti, the Company’s largest shareholder (“LoConti”). LoConti is a manager of Fola Holding and AppleAtcha. Devica Capital, LLC (“Devica”), owns the remaining 20% of Fola Holding. Michael Cavanaugh, the Company’s Chief Executive Officer and member of the Company’s board of directors and a manager of Fola Holding and AppleAtcha, owns 100% of Devica. LoConti also owns approximately 7% of the outstanding stock of Continental Heritage Holding Company (“CHHC”) which owns 80% of Continental Heritage Insurance Company, a specialty insurance company that issued the reclamation bonds being assumed by the Company in connection with the transactions reflected by the Purchase Agreement. Edward Feighan, the Company’s Chairman of the Board, is a member of the board of directors of CHHC and owns approximately 7% of the outstanding stock of CHHC.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement and its exhibits and schedules attached hereto as Exhibit 10.1.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.01 in its entirety.

On March 31, 2025, pursuant to the Purchase Agreement, Range Sky, a wholly-owned subsidiary of the Company, acquired the Purchased Assets.

Item 8.01 Other Events.

Press Release

On April 2, 2025, the Company issued a press release related to the acquisition reflected by the Purchase Agreement.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 8.01 (including Exhibit 99.1) is furnished pursuant to Item 8.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Portions of this Current Report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different due to a number of factors. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about significant risks that may impact the Company is contained in the Company’s filings with the Securities and Exchange Commission and may be accessed at www.sec.gov. The Company is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Statements.

The unaudited pro forma financial information required by this Item will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

The information set forth under this Item 9.01 is being furnished under Items 9.01 and 2.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

(d) Exhibits. The following is a list of the Exhibits filed with this report:

Exhibit No.	Description
10.1	Purchase and Sale Agreement by and among AppleAtcha Land, LLC, WV Reclaim Co, LLC and Range Sky View Land, LLC, effective as of March 31, 2025

99.1	Press Release dated April 2, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE IMPACT, INC.

Dated: April 2, 2025	By:	/s/ Michael Cavanaugh
	Name:	Michael Cavanaugh
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Purchase and Sale Agreement by and among AppleAtcha Land, LLC, WV Reclaim Co, LLC and Range Sky View Land, LLC, effective as of March 31, 2025

99.1	Press Release dated April 2, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)